3,000,000 Shares
                         SINCLAIR BROADCAST GROUP, INC.
                 $3.00 Convertible Exchangeable Preferred Stock
                             UNDERWRITING AGREEMENT
                                                              September 17, 1997
SMITH BARNEY INC.
BT ALEX. BROWN INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON BROTHERS INC
CHASE SECURITIES INC.
FURMAN SELZ LLC

c/o SMITH BARNEY INC.
         388 Greenwich Street
         New York, New York  10013

Dear Sirs:

     Sinclair Broadcast Group, Inc., a Maryland corporation (the "Company"), proposes to issue and sell an aggregate of 3,000,000 shares of its $3.00 Series D Convertible Exchangeable Preferred Stock, par value $0.01 per share (the "Preferred Stock"), to Smith Barney Inc., BT Alex. Brown Incorporated, Credit Suisse First Boston Corporation, Salomon Brothers Inc, Chase Securities Inc. and Furman Selz LLC (the "Underwriters"). The Preferred Stock will be convertible into shares of Class A Common Stock, par value $.01 per share, of the Company ("Class A Common Stock") as set forth in the Articles Supplementary to the Amended and Restated Articles of Incorporation of the Company as amended governing the Preferred Stock (the "Articles Supplementary"). Also, on any dividend payment date on or after December 15, 2000, the Preferred Stock will be exchangeable at the option of the Company, in whole but not in part, for 6.00% Convertible Subordinated Exchange Debentures due September 15, 2012 (the "Exchange Debentures") in a principal amount equal to $50 per share of Preferred Stock, provided that all accrued dividends (whether or not declared) have been paid. The Exchange Debentures will be issued pursuant to an indenture (the "Base Indenture" and as supplemented by a supplemental indenture, the "Indenture") between the Company and First Union National Bank, as trustee (the "Trustee"). The 3,000,000 shares of Preferred Stock to be issued and sold to the Underwriters by the Company are hereinafter referred to as the "Firm Shares." The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 450,000 shares of Preferred Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares" and the Shares and the Exchange Debentures are hereinafter referred to as the "Securities."

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     The Company wishes to confirm as follows its respective agreements with you and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.

     1. Registration Statement and Prospectus. The Company has prepared and filed with the Commission in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus, and a prospectus supplement subject to completion, relating to the Securities. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement and shall include in any such case the information, if any, deemed to be a part of such registration statement pursuant to Rule 430A(b) under the Act. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Securities may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment and including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b), under the Act. If the Company files a registration statement to register a portion of the Securities pursuant to Rule 462(b) under the Act (the "Rule 462(b) Registration Statement"), then after such filing the term "Registration Statement" in this Agreement shall be deemed to include the Rule 462(b) Registration Statement at the time it became effective. The term "Prospectus" as used in this Agreement means the prospectus, including any prospectus supplement relating to the offering of the Securities, in the forms included in the Registration Statement, or, if the prospectus included in the Registration Statement omits information in reliance on Rule 430A under the Act and such information is included in prospectuses filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement as supplemented by the addition of the Rule 430A information contained in the prospectuses filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus (including any preliminary prospectus supplement relating to the offering of the Securities) subject to completion in the form included in the Registration Statement at the time of the filing of any preliminary prospectus supplement as part of the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange

Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by referencetration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto; "Rules and Regulations" means the rules and regulations adopted by the Commission under either the Act or the Exchange Act, as applicable; and "Person" means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization or government or department or agency thereof.

     2. Agreements to Sell and Purchase. Subject to such adjustments as you may determine in order to avoid fractional shares, the Company hereby agrees, subject to all the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $48.625 per Share (the "Purchase Price Per Share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 12 hereof).

     The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to 450,000 Additional Shares from the Company, at the Purchase Price Percrued dividends (whether or not declared) from the Closing Date (as defined below) to the Option Closing Date (as defined below) for such Additional Shares. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares which bears the same proportion to the total number of Additional Shares being sold by the Company pursuant to the over-allotment option as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Shares to be sold by the Company (3,000,000).

     3. Terms of Public Offering. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

     4. Delivery of the Shares and Payment Therefor. Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 9:00 A.M., New York City time, on September 23, 1997 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

     Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Dtwo nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Company.

     Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request by written notice (it being understood that a facsimile transmission shall be deemed written notice) prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds to the order of the Company.

     5. Agreements of the Company. The Company agrees with the several Underwriters as follows:

     (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

     (b) The Company  will advise you promptly  and, if  requested by you,  will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or otherwise), business, prospects, properties, net worth or results of operations, or of the happening of any event, including the filing of any information, documents or reports pursuant to the Exchange Act, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or anl issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

     (c) The Company will furnish to you, without charge (i) six signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto,
(ii) such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request, (iii) such number of copies of the Incorporated Documents, without exhibits, as you may request, and (iv) six copies of the exhibits to the Incorporated Documents.

     (d) So long as, in the opinion of counsel for the Underwriters, a Prospectus is required to be delivered in connection with sales by any Underwriter or dealer, the Company will not (i) file any amendment to the Registration Statement, make any amendment or supplement to the Prospectus or file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which you shall reasonably object after being so advised or (ii) file any information, documents or reports pursuant to the Exchange Act without delivering a copy of such information, documents or reports to you, as the several Underwriters, prior to such filing.

     (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered, by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

     (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto), in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered, by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto or file an Incorporated Document, and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and you, as the several Underwriters, agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or discmatters to be covered by the proposed amendment or supplement.

     (g) The Company will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

     (h) The Company will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than fifteen months thereafter, as soon as practicable after the end of such period,

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

which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

     (i) During the period of five years after the date of this Agreement, the Company will furnish to you (i) as soon as available, a copy of each report of the Company mailed to stockholders or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company as you may reasonably request.

     (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 1erwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

     (k) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus.

     (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus in the proper manner pursuant to Rule 424(b) under the Act and will advise you of the time and manner of such filing.

     (m) Except as provided in this Agreement, the Company will not offer to sell, sell, contract to sell or otherwise dispose of any common stock or preferred stock of the Company ("Capital Stock") or any securities convertible into or exercisable or exchangeable for Capital Stock, or grant any options or warrants to purchase Capital Stock or such securities, for a period of 90 days after the date of the Prospectus, without the prior written consent of Smith Barney Inc.

     (n) The Company has furnished or will furnish to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its stockholders designated by you.

     (o) Except as stated in this Agreement and in the Prepricing Prospectus and Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any shares of its capital stock to facilitate the sale or resale of the Shares.

     (p) The Company will use its reasonable and diligent efforts to have the Shares listed, subject to notice of issuance of Shares, on the Nasdaq National Market as soon as practicable following the execution of this Agreement.

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

     6. Representations and Warrant ies of the Company. The Company represents and warrants to each Underwriter that:

     (a) Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

     (b) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that this representation and warranty does not apply (i) to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein and (ii) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Form T-1").

     (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporatey are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     (d) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights, and the capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus. The shares of Class A Common Stock issuable upon conversion of Preferred Stock or Exchange Debentures have been duly and validly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares of Class A Common Stock, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable, and the issuance of such shares upon such conversion will not be subject to preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter or by-laws of the Company or under any agreement to which the Company or any of its Subsidiaries is a party; and the shares of Class A Common Stol material respects to the descriptions thereof contained in the Prospectus.

     (e)The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect").

     (f) All the Company's subsidiaries (collectively, the "Subsidiaries") are listed on Exhibit A hereto. Each Subsidiary is a corporation or a trust duly organized, validly existing and in good standing in the jurisdiction of its incorporation or organization, as the case may be, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect; all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other enhe Prospectus.

     (g) The Company has full legal right, power and authority to enter into this Agreement, the Exchange Debentures and the Indenture and to issue, sell and deliver the Shares to be sold by it as provided herein. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of this Agreement, the Exchange

Debentures or the Indenture by the Company or the consummation by the Company or any Subsidiary, as the case may be, of the transactions contemplated hereby, in the Exchange Debentures or in the Indenture, except such as may be required under the Act, the Exchange Act and state securities or blue sky laws or by the National Association of Securities Dealers, Inc. The execution, delivery and performance of this Agreement, the Articles Supplementary, the Indenture if and when executed and, if and when issued, the Exchange Debentures by the Company and the consummation by the Company or any Subsidiary, as the case may be, of the transactions contemplated hereby and thereby does not and will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, constitute a default by the Company under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms of any (A) indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Subsidiaries, as the case may be, is a party or to which any of them or any of their respective properties is subject, (B) the charter or bylaws of the Company or any of the Subsidiaries, as the case may be, or (C) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of the Subsidiaries or any of their respective properties.

     (h) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company. The Articles Supplementary have been duly authorized by all necessary corporate and stockholder action. The Shares have been duly authorized, and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, are validly issued, fully paid and non-assessable, and free of any preemptive or similar rights; the Preferred Stock conforms to the description thereof in the Prospectus; the Preferred Stock has the rights set forth in the Articles Supplementary, and the terms of the Preferred Stock are valid and binding on the Company. The execution and delivery of the Indenture will be duly authorized by all necessary corporate action on the part of the Company, and when executed and delivered by the Company, and assuming due authorization, execution and delivery by the Trustee, will be a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity. The issuance, execution and delivery of the Exchange Debentures if and when issued will be duly authorized by all necessary corporate action of the Company and, if and when executed, issued and delivered by the Company and authenticated by the Trustee, the Exchange Debentures will be the legal, valid, binding and enforceable obligations of the Company entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity. The Exchange Debentures and the Indenture conform to the descriptions therescribed or referred to in the Prospectus.

     (i) Except as  described  or  referred to in the  Prospectus,  there is not pending or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of the Subsidiaries would individually or in the aggregate result in a Material Adverse Effect or might materially adversely affect the consummation of the transactions contemplated by this Agreement; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties, that are not described in the Prospectus or the Incorporated Documents, including ordinary routine litigation incidental to the business, would not, if determined adversely to the Company or any of the Subsidiaries, individually or in the aggregate, result in a Material Adverse Effect.

     (j) Neither the Company nor any of the Subsidiaries is in violation of its certificate or articles of incorporation or bylaws, or other organizational documents, or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound and no condition or state of facts exists, with which the passage of time or the giving of notice or both would constitute such a would not, singly or in the aggregate, have a Material Adverse Effect.

     (k) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

     (l) The accountants, Arthur Andersen LLP, Ernst & Young LLP, KPMG Peat Marwick LLP and Price Waterhouse LLP, who have certified or shall certify the financial statements included in or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act.

     (m) The consolidated financial statements, together with the related schedules and notes included in or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position, results of operations and changes in financial position of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis, except as otherwise stated therein. The selected financial data and summary financial data included in or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus. The pro forma financial statements and other pro forma financial information included in or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein in accordance with the adjustments and assumptions described therein, have been prepared in accordance with the Commission's rules and guidelines with reiled on the pro forma basis described therein and in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

     (n) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries taken as a whole.

     (o) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Registration Statement and the Prospectus or with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company and the Subsidiaries and could not reasonably be expected individually or in the aggregate to result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and the Subsidiaries taken as a whole, and under which the Company t described in the Registration Statement and the Prospectus, are in full force and effect and neither the Company nor any of the Subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of the Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which claim could reasonably be expected individually or in the aggregate to result in a Material Adverse Effect.

     (p) Each of the Company and the Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, trademarks, service marks, trade names and know-how (including trade secrets and other patentable and/or unpatentable proprietary or confidential information or procedures) (collectively, "intellectual property") necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property would not individually or in the aggregate result in a Material Adverse Effect; and none of the Company or any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein and which infringement or conflict could reasonably be expected in the aggregate to result in a Material Adverse Effect.

     (q) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sing Prospectus, the Prospectus or other materials, if any, permitted by the Act. None of the Company or any of the Subsidiaries has taken, or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Shares or any shares of capital stock of the Company.

     (r) Except as described in or contemplated by the Prospectus, each of the Company and the Subsidiaries owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own its properties and to conduct its business in the manner described in the Prospectus, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively, "Material Licenses") would not individually or in the aggregate result in a Material Adverse Effect; all of the Material Licenses are valid and in full force and effect; and no event, including receipt of notice of proceedings relating to revocation or modification of any Material Licenses, has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of any holder of any such Material License, subject in each case to such qualifications as may be set forth in the Prospectus.

     (s) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (t) To the best of the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

     (u) Except as disclosed in the Prospectus, all United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed (taking into account extensions granted by the applicable federal governmental agency) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in a Material Adverse Effect. All other corporate franchise and income tax returns of the Company and the Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed except insofar as the failure to file such returns would not individually or in the aggregate result in a Material Adverse Effect, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the payment of which would not individually or in the aggregate result in a Material Adverse Effect.

     (v) Except for rights which have been waived, no holder of any security of the Company or any Subsidiary has any right to require registration of shares of capital stock or any other security of the Company because of consummation of the transactions ce. Except as described or incorporated by reference in or contemplated by the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock or debt securities of the Company or any security convertible into or exchangeable or exercisable for capital stock or debt securities of the Company.

     (w) Each of the Company and the Subsidiaries is not now, and after sale of the Shares as contemplated hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     (x) The Company has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act and the rules and regulations thereunder; each such document or report (including any financial statements) and any amendment thereto at the time it was filed conformed to the requirements of the

Exchange Act and the rules and regulations thereunder; and none of such documents or reports contained an untrue statement of any material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (y) Except as described in the Prospectus, the Company and the Subsidiaries comply in all material respects with all Environmental Laws (as defined below), except to the extent that failure to comply with such Environmental Laws would not individually or in the aggregate result in a Material Adverse Effect. To the knowledge of the Company, none of the Company or any of the Subsidiaries is the subject of any pending or, to the knowledge of the Company, threatened federal, state or local investigation evaluating whether any remedial action by the Company or any of the Subsidiaries is needed to respond to a release of any Hazefined below) into the environment, resulting from the Company's or any of the Subsidiaries' business operations or ownership or possession of any of their properties or assets or is in contravention of any Environmental Law that could reasonably be expected individually or in the aggregate to result in a Material Adverse Effect. None of the Company or any of the Subsidiaries have received any notice or claim, nor are there pending or, to the knowledge of the Company, threatened lawsuits against them, with respect to violations of an Environmental Law or in connection with any release of any Hazardous Material into the environment that could reasonably be expected in the aggregate to result in a Material Adverse Effect. As used herein, "Environmental Laws" means any federal, state or local law or regulation applicable to the Company's or any of the Subsidiaries' business operation or ownership or possession of any of their properties or assets relating to environmental matters, and "Hazardous Materials" means those substances that are regulated by or form the basis of liability under any Environmental Laws.

     (z) No labor problem exists with the employees of the Company or any of the Subsidiaries or, to the knowledge of the Company, is imminent that, in either case, could reasonably be expected individually or in the aggregate to result in a Material Adverse Effect.

     (aa) The Company and each of the Subsidiaries maintain insurance of the types and in the amounts that are reasonable for the businesses operated by them, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism, liability and malpractice, all of which insurance is in full force and effect.

     (bb) The Company and each of the Subsidiaries is in compliance with, and each such entity has not received any notice of any outstanding violation of, all laws, regulations, ordinances and rules applicable to it and its operations, except, in either case, where any failure by the Company or any of the Subsidiaries to comply with any such law, regulation, ordinance or rule would not individually or in the aggregate result in a Material Adverse Effect.

     (cc) There are no business relationships or related-party transactions of the nature described in Item 404 of Regulation S-K involving the Company or any of its Subsidiaries and any person described in such Item that are required to be disclosed in the Prospectus and which have not been so disclosed.

     (dd) To the best of the Company's knowledge, each of Baltimore (WNUV-TV) Licensee, Inc. as the licensee of WNUV-TV, Baltimore, Maryland; WVTV Licensee, Inc. as the licensee of WVTV(TV), Milwaukee, Wisconsin; WPTT, Inc. as the licensee of WPTT(TV), Pittsburgh, Pennsylvania; Raleigh (WRDC-TV) Licensee, Inc. as the licensee of WRDC(TV), Durham, North Carolina; River City License Partnership as the licensee of WTTV(TV), Bloomington, Indiana and WTTK(TV), Kokomo, Indiana; Anderson (WFBC-TV) Licensee, Inc. as the licensee of WFBC-TV, Anderson, South Carolina; San Antonio (KRRT-TV) Licensee, Inc. as the licensee of KRRT(TV), Kerrville, Texas; Tiab Communications Corporation as the licensee of WILT(AM), Mt. Pocono, Pennsylvania; WDBB-TV, Inc. as the licensee of WDBB(TV), Tuscaloosa, Alabama; and Birmingham (WABM-TV) Licensee, Inc. as the licensee of WABM(TV), Birmingham, Alabama (each individually an "LMA Station" and together the "LMA Stations") owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own its properties (collectively, the "LMA Material Licenses"), and to conduct its business in the manner described in the Prospectus, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations would not individually or in the aggregate result in any Material Adverse Eare valid and in full force and effect; and no event, including receipt of notice of proceedings relating to revocation or modification of any LMA Material License, has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of any holder of any such permit, subject in each case to such qualifications as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the LMA Station or the Company and the Subsidiaries; and there is in full force and effect with each LMA Station a contract, enforceable in accordance with its terms against the Company and against the LMA Station pursuant to which the Company provides programming services to the LMA Station as described or except as described in the Incorporated Documents.

     (ee) The execution and delivery of the Heritage Acquisition Agreements (as defined in the Prospectus) by the Company have been duly authorized by all necessary corporate action. The Heritage Acquisition Agreements have been duly executed and delivered by the Company and after execution and delivery by the other parties thereto are the legal, valid, binding and enforceable obligations of the parties thereto. There have been no amendments to the Heritage Acquisition Agreements subsequent to the date thereof.

     (ff) The  execution  and  delivery  of the  Underwriting  Agreement,  dated
September 17, 1997 (the "Common Underwriting Agreement") among the Company, certain stockholders of the Company and certain underwriters, relating to the sale of 5,300,000 shares of Class A Common Stock of the Company, by the Company have been duly authorized by all necessary corporate action. The Common Underwriting Agreement has been duly executed and delivered by the Company and when executed and delivered by the Underwriters will be the legal, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of the Common Underwriting Agreement by the Company or the consummation by the Company of the transactions contemplated thereby, except such as may be required under the Act, the Exchange Act and state securities or blue sky laws or by the National Association of Securities Dealers, Inc. (the "NASD") The execution, delivery and performance of the Common Underwriting Agreement by the Company and the consummation by the Company or any Subsidiary, as the case may be, of the transactions contemplated thereby does not and will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, constitute a default by the Company under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms of any (A) indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of the Subsidiaries, as the case may be, is a party or to which any of them or any of their respective properties is subject, (B) the charter or bylaws of the Company or any of the Subsidiaries, as the case may be, or (C) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company or any of the Subsidiaries or any of their respective properties. The representations and warranties made by the Company in the Common Underwriting Agreement are true, complete and correct.

     (gg) Neither the issuance of, exchange involving or delivery of the Exchange Debentures nor the application of the proceeds thereof by the Company as set forth in the Prospectus will violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governers.

     (hh)Each of the Company and the Subsidiaries is, and immediately after the issuance of the Exchange Debentures will be, Solvent. As used herein, the term "Solvent" means, with respect to any such entity on a particular date, that on such date (A) the fair market value of the assets of such entity is greater than the amount that will be required to pay the probable liabilities of such entity on its debts as they become absolute and matured, (B) such entity is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (C) such entity does not have unreasonably small capital to carry out such entities' business as now conducted, taking into account such entities' projected capital requirements and availability.

     7. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prepricing Prospectus or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewi however, that the indemnification contained in this paragraph (a) with respect to any Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

     (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the party against whom indemnification is being sought (the "indemnifying parties"), and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties)ling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The indemnifying parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying parties agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

     (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration State within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any Prepricing Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph
(c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any of such officers and any such controlling persons shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

     (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any
determination  of  the  relative   benefits  received  by  the  Company  or  the
Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (e) The Company and the underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total fees received (and not reimbursed to the Company) by such Underwriter with respect to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 10 hereof) and not joint.

     (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunincludes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any person controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers or any person controlling the Company shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

     8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

     (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Registration Statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consenou, and all filings, if any, required by Rules 424 and 430A under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

     (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth or results of operations of the Company or the Subsidiaries not contemplated by the Prospectus, which in your opinion, as the several Underwriters, would materially, adversely affect the market for the Shares, or
(ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, materially adversely affect the market for the Shares.

     (c) You shall have received on the Closing Date, an opinion of Thomas & Libowitz, P.A., counsel for the Company, dated the Closing Date and addressed to you, as the several Underwriters, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect upon its business taken as a whole;

         (ii) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights of stockholders of the Company arising under the corporation laws of the State of Maryland, under the charter or bylaws of the Company or, to the best of such counsel's knowledge, under any agreement to which the Company is a party;

         (iii) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with full power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification; and all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights of stockholders of such Subsidiary arising under the corporation law of its respective jurisdiction of incorporation, its charter or bylaws or, to the best of such counsel's knowledge, under any agreement to which such Subsidiary is a party, and all of the outstanding shares of capital stock of each of the Subsidiaries are owned beneficially by the Company free and clear of all liens, encumbrances, equities and claims except as described in the Prospectus;

         (iv) To the knowledge of such counsel, except as described or referred to in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of the Subsidiaries is a party, or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate result in any material adverse change in the business, financial position, net worth, results of operation or prospects, or materially adversely affect the properties and assets collectively of the Company and the Subsidiaries taken as a whole or might materially adversely affect the consummation of the transactions contemplated by the Registration Statement; and all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or that affect any of their respective properties that are not described in the Prospectus, including ordinary routine litigation incidental to the business, are considered in the aggregate not to result in a material adverse change in the business, financial position, net worth, results of operation or prospects, or materially adversely affect the properties and assets collectively of the Company and the Subsidiaries taken as a whole;

         (v) The execution, delivery and performance of this Agreement, the Articles Supplementary and the Indenture and the consummation by the Company of the transactions contemplated hereby and thereby and compreof does not and will not conflict with or result in a breach or violation by the Company or any Subsidiary, as the case may be, of any of the terms or provisions of, constitute a default by the Company or any Subsidiary, as the case may be, under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Company or any Subsidiary, as the case may be, pursuant to the terms of (a) any material indenture, mortgage, deed of trust, loan or credit agreement, bond, debenture, note, lease or other agreement or instrument to which the Company or any Subsidiary, as the case may be, is a party or to which any of them or any of their respective properties is subject;
(b) the charter or bylaws of the Company or any Subsidiary, as the case may be; or (c) any statute, rule or regulation or, to the best of such counsel's knowledge, any judgment, decree or order of any court or governmental agency or court or body applicable to the Company or any of the Subsidiaries or any of their respective properties;

         (vi) Neither the Company nor any of the Subsidiaries is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents, or to the knowledge of such counsel after reasonable inquiry, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus;

         (vii) Except as described or incorporated by reference in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and such counsel does not know of any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company;

         (viii) Except for rights which have been waived, there is no holder of any security of the Comptractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Shares or the right to have any shares of capital stock or other securities of the Company included in the registration statement or the right, as a result of the filing of the registration statement, to require registration under the Act of any shares of capital stock or other securities of the Company;

         (ix) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company. The Articles Supplementary have been duly authorized by all necessary corporate and stockholder action (if any such stockholder action is required). The Shares have been duly authorized, and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, are validly issued, fully paid and non-assessable, and free of any preemptive or similar rights; the Preferred Stock conforms to the description thereof in the Prospectus; the Preferred Stock has the rights set forth in the Articles Supplementary, and the terms of the Preferred Stock are valid and binding on the Company;

         (x) The execution and delivery of the Base Indenture has been duly authorized by all necessary corporate action on the part of the Company, and the Indenture has been duly executed and delivered by the Company. The Exchange Debentures, if and when issued by the Company, assuming due authorization by the Company and due authentication by the Trustee, will be the legal, valid, binding and enforceable obligations of the Company entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity. The Exchaptions thereof in the Prospectus; and

         (xi) The execution and delivery of the Heritage Acquisition Agreements by the Company have been duly authorized by all necessary corporate action, and the Heritage Acquisition Agreements have been duly executed and delivered by the Company and after execution and delivery by the other parties thereto are the legal, valid, binding and enforceable obligations of the Company. To the best knowledge of such counsel, there have been no amendments to the Heritage Acquisition Agreements subsequent to the date thereof.

     In addition, such opinion shall state that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in or incorporated by reference in the Registration Statement or the Prospectus and such counsel is not passing upon and does not assume any responsibility therefor. In the course of the preparation by the Company and the Subsidiaries of the Registration Statement and the Prospectus, such counsel has participated in discussions with representatives of the Underwriters and those of the Company and the Subsidiaries and their independent accountants, in which the business and affairs of the Company and the Subsidiaries and the contents of the Registration Statement and the Prospectus (including the Incorporated Documents) were discussed. Based upon the information such counsel gained in the course of such counsel's representation of the Company and the Subsidiaries in connection with their preparation of the Registration Statement and the Prospectus and such counsel's participation in the discussions referred to above, such counsel has no reason to believe that (i) as of its effective date, the Registration Statement (including the Rule 430A Information, if applicable, and any amendment thereto) or any of the Incorporated Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated thererein not misleading or (ii) the Prospectus, or any amendment or supplement thereto, at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial data included in the Registration Statement, the Prospectus or the Incorporated Documents.

     In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States and the law of the State of Maryland, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

         (d) You shall have received on the Closing Date, an opinion of Wilmer, Cutler & Pickering, securities counsel for the Company, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, to the effect that:

              (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect upon its business taken as a whole;

              (ii) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company. The Articles Supplementary have been duly authorized by all necessary corporate and stockholder action;

              (iii) The execution and delivery of the Base Indenture has been duly authorized by all necessary corporate action on the part of the Company. The Exchange Debentures, if and when issued by the Company, assuming due authorization by the Company and due authentication by the Trustee, will be the legal, valid, binding and enforceable obligations of the Company entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity. The Exchange Debentures and the Indenture conform to the descriptions thereof in the Prospectus;

              (iv) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except (i) such as have been obtained under the Act and the Exchange Act and (ii) such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several
Underwriters  or as may be required  by the NASD,  as to each of which in clause
(ii) such counsel expresses no opinion;

              (v) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, and contracts and other documents present fairly in all material respects the information required to be shown; and such counsel does not know of any statutes or regtal proceedings required to be described in the Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the
Registration Statement which are not described or filed as required. Such counsel need express no opinion as to the description of any statute, regulation or proceedings with respect to the regulation of the Company and the Subsidiaries by the Federal Communications Commission.

              (vi) The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; and the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock;"

              (vii) All the shares of capital stock of the Company outstanding prior to the issuance of the Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized and validly issued, and are fully paid and nonassessable;

              (viii) The Shares have been duly authorized, and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, are validly issued, fully paid and non-assessable, and free of any preemptive or similar rights; the Preferred Stock conforms to the description thereof in the Prospectus; the Preferred Stock has the rights set forth in the Articles Supplementary, and the terms of the Preferred Stock are valid and binding on the Company;

              (ix) The form of certificates for the Shares conforms to the requirements of the corporation law of the State of Maryland;

              (x) The shares of Class A Common Stock issuable upon conversion of the Shares or Exchange Debentures have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares of Class A Common Stock, when issued upon such conversionlidly issued, fully paid and non-assessable and free of any preemptive or similar rights that entitle or will entitle any person to acquire any shares of Class A Common Stock upon the issuance thereof by the Company;

              (xi) The Registration Statement and the Prospectus and any supplements or amendments thereto as of their respective dates of filing with the Commission, comply as to form in all material respects to the requirements of the Act as applicable to registration statements on Form S-3, except that such counsel, however, need express no opinion as to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus;

              (xii) The Registration Statement has become effective under the Act, any required filing of the Prospectus or any supplement thereto has been made with the Commission pursuant to Rule 424(b), in the manner and within the time period required by Rule 424(b), and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated under the Act;

              (xiii) Upon delivery of the Shares pursuant to the Underwriting Agreement and payment therefor as contemplated therein, assuming that the Underwriters are bona fide purchasers within the meaning of the New York Uniform Commercial Code, the Underwriters will acquire good and marketable title to the Shares free and clear of any lien, claim, security interest, or other encumbrance, restriction on transfer or other defect in title;

              (xiv) Neither the Company nor any Subsidiary is an investment company within the meaning of the Investment Company Act of 1940, as amended;

              (xv) All Incorporated Documents, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading (except for the financial statements, schedules or other financial data contained in any such document as to which counsel need express no opinion); and

              (xvi) The Indenture has been qualified under the Trust Indenture Act of 1939.

     In addition, such opinion shall state that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement or the Prospectus (including the Incorporated Documents) and, except with respect to the descriptions referred to in paragraphs (iv) and (v) above, such counsel is not passing upon and does not assume any responsibility therefor. In the course of the preparation by the Company of the Registration Statement and the Prospectus (including the Incorporated Documents), such counsel has participated in discussions with representatives of the Underwriters and thoseich the business and affairs of the Company and the Subsidiaries and the contents of the Registration Statement and the Prospectus (including the Incorporated Documents) were discussed. Based upon the information such counsel gained in the course of such counsel's representation of the Company in connection with its preparation of the Registration Statement and the Prospectus and such counsel's participation in the discussions referred to above, nothing has come to such counsel's attention that leads them to believe that (i) as of its effective date, the Registration Statement (including the Rule 430A Information, if applicable, and any amendment thereto) or any of the Incorporated Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, or any amendment or supplement thereto, at the time the Prospectus were issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need express no opinion, however, as to the financial statements, including the notes and schedules thereto, or any other financial information included in the Registration Statement, the Prospectus or the Incorporated Documents.

     In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York, the law of the State of Maryland and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of office appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

         (e) The Underwriters shall have received an Opinion, dated the Closing Date of Fisher, Wayland, Cooper, Leader & Zaragoza, L.L.P., regulatory counsel for the Company, in form and substance satisfactory to the Underwriters to the effect that:

              (i) Except for such Federal Communications Commission (the "FCC") approvals that have already been obtained, which approvals, to such counsel's knowledge, are in full force and effect, no FCC approval, authorization, consent or license is required under the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Communications Laws") for the consummation of the transactions contemplated by this Agreement and the issuance and sale under this Agreement of the Shares. The execution, delivery and performance in accordance with the terms of this Agreement by the Company will not violate the Communications Laws. It should be noted that, under the Communications Laws, FCC approval is required prior to the transfer of control of the Company or any of the Subsidiaries which hold broadcast licenses or the assignment of any FCC licenses or authorizations or prior to the exercise of any voting rights or management authority over the Company or any of the Subsidiaries which hold broadcast licenses to the extent that such exercise constitutes a transfer of control of the Company or any of such Subsidiaries or an assignment of any FCC licenses or authorizations.

              (ii)  The  following   Subsidiaries   are  the  licensees  of  the
respective stations as identified below, and, except as disclosed in the Prospectus, are authorized to own and operate their respective stations:

Subsidiary                                            Station
----------                                            -------

Chesapeake Television                                 WBFF(TV)
Licensee, Inc.                                        Baltimore, MD

WTTE, Channel 28 Licensee,                            WTTE(TV)
Inc.                                                  Columbus, OH

WPGH Licensee, Inc.                                   WPGH-TV
                                                      Pittsburgh, PA

WCGV Licensee, Inc.                                   WCGV-TV
                                                      Milwaukee, Wisconsin

WTTO Licensee, Inc.                                   WTTO(TV)
                                                      Birmingham, Alabama

WLFL Licensee, Inc.                                   WLFL(TV)
                                                      Raleigh, North Carolina

WTVZ Licensee, Inc.                                   WTVZ-TV
                                                      Norfolk, Virginia

WSTR Licensee, Inc.                                   WSTR-TV
                                                      Cincinnati, Ohio

KSMO Licensee, Inc.                                   KSMO-TV
                                                      Kansas City, MO

WYZZ Licensee Inc.                                    WYZZ(TV)
                                                      Bloomington, Illinois

Superior OK License Corp.                             KOCB(TV)
                                                      Oklahoma City, OK

Superior KY License Corp.                             WDKY-TV
                                                      Danville, KY

WSMH Licensee, Inc.                                   WSMH(TV)
                                                      Flint, MI

KOVR Licensee, Inc.                                   KOVR(TV)
                                                      Stockton, CA

KDSM Licensee, Inc.                                   KDSM-TV
                                                      Des Moines, IA

KDNL Licensee, Inc.                                   KDNL-TV
                                                      St. Louis, MO

KUPN Licensee, Inc.                                   KUPN(TV)
                                                      Las Vegas, NV

KABB Licensee, Inc.                                   KABB(TV)
                                                      San Antonio, TX

WLOS Licensee, Inc.                                   WLOS(TV)
                                                      Asheville, NC

Sinclair Radio of Los Angeles Licensee, Inc.          KBLA(AM)
                                                      Santa Monica, CA

Sinclair Radio of New Orleans Licensee, Inc.          WWL(AM), New Orleans, Louisiana
                                                      WSMB(AM), New Orleans, Louisiana
                                                      WLMG(FM), New Orleans, Louisiana
                                                      KMEZ(FM), Belle Chasse, Louisiana

Sinclair Radio of Buffalo Licensee, Inc.              WBEN(AM), Buffalo, New York
                                                      WWKB(AM), Buffalo, New York
                                                      WMJQ(FM), Buffalo, New York
                                                      WKSE(FM), Niagara Falls, New York
                                                      WGR(AM), Buffalo, New York
                                                      WWWS (AM), Buffalo, New York

Sinclair Radio of Memphis Licensee, Inc.              WJCE(AM), Memphis, Tennessee
                                                      WRVR-FM, Memphis, Tennessee
                                                      WOGY-FM, Germantown, Tennessee

Sinclair Radio of Nashville Licensee, Inc.            WLAC(AM), Nashville, Tennessee
                                                      WLAC-FM, Nashville, Tennessee
                                                      WJZC(FM), Russellville, Kentucky

Sinclair Radio of Wilkes-Barre Licensee, Inc.         WGBI(AM), Scranton, Pennsylvania
                                                      WILK(AM), Wilkes-Barre, Pennsylvania
                                                      WGGY(FM), Scranton, Pennsylvania
                                                      WKRZ(FM), Wilkes-Barre, Pennsylvania
                                                      WILP(AM), West Hazelton, Pennsylvania
                                                      WWFH(FM), Freeland, Pennsylvania
                                                      WKRF(FM), Tobyhanna, Pennsylvania
                                                      WWSH(FM), Pittston, Pennsylvania

Sinclair Radio of St. Louis Licensee, Inc.            WVRV(FM), East St. Louis, Illinois
                                                      KPNT(FM), St. Genevieve, Missouri

To such counsel's knowledge, all of the licenses held by the subsidiaries identified in this paragraph (ii) necessary to operate their respective stations (the "FCC Material Licenses") are valid and in full force and effect. The stations identified in this paragraph (ii) are collectively referred to as the "Stations."

               (iii) To the best of such counsel's knowledge, Baltimore (WNUV-TV) Licensee, Inc. is the licensee of WNUV-TV, Baltimore, Maryland; WVTV Licensee, Inc. is the licensee of WVTV(TV), Milwaukee, Wisconsin; WPTT, Inc. is the licensee of WPTT(TV), Pittsburgh, Pennsylvania; Raleigh (WRDC-TV) Licensee, Inc. is the licensee of WRDC(TV), Durham, North Carolina; River City License Partnership is the licensee of WTTV(TV), Bloomington, Indiana and WTTK(TV), Kokomo, Indiana; Anderson (WFBC-TV) Licensee, Inc. is the licensee of WFBC-TV, Anderson, South Carolina; San Antonio (KRRT-TV) Licensee, Inc. is the licensee of KRRT(TV), Kerrville, Texas; Tiab Communications Corporation is the licensee of WILT(AM), Mt. Pocono, Pennsylvania; WDBB-TV, Inc. is the licensee of WDBB(TV), Tuscaloosa, Alabama; and Birmingham

(WABM-TV) Licensee, Inc., is the licensee of WABM(TV), Birmingham, Alabama. To the best of such counsel's knowledge, Baltimore (WNUV-TV) Licensee, Inc., WVTV Licensee, Inc., WPTT, Inc., Raleigh (WRDC-TV) Licensee, Inc., River City License Partnership, Anderson (WFBC-TV) Licensee, Inc., San Antonio (KRRT-TV) Licensee, Inc., Tiab Communications Corporation, WDBB-TV, Inc., and Birmingham (WABM-TV) Licensee, Inc., (collectively the "LMA Station Licensees"), except as disclosed in the Prospectus, are authorized to own and operate their respective LMA stations identified in this Paragraph (iii) (each individually a "LMA Station" and collectively the "LMA Stations". To such counsel's knowledge, the licenses held by the LMA Station Licensees to own and operate their respective LMA Stations are valid and in full force and effect.

               (iv)  Except as set forth in the  Prospectus,  to such  counsel's knowledge, there are no proceedings pending or threatened in writing under the Communications Laws that are specifically directed against the Company, the Subsidiaries, or the Stations before or by the FCC or any court having jurisdiction over matters arising under the Communicationsting to any invalidity, revocation, or modification of any FCC Material Licenses, wherein an unfavorable ruling, decision, or finding would materially and adversely change the financial condition, business or properties of the Company and the Subsidiaries individually or taken as a whole. To such counsel's knowledge, based solely upon such counsel's examination of records available for public inspection at the FCC in Washington, D.C., the Stations are operating in compliance with their FCC Material Licenses, except possibly for noncompliance that would not have a material adverse effect on the financial condition, business or properties of the Company and the Subsidiaries individually or taken as a whole.

               (v) The statements in the Prospectus under the captions (a) "RISK FACTORS--Competition" "--Impact of New Technologies," "--Governmental Regulations; Necessity of Maintaining FCC Licenses," "--Multiple Ownership Rules and Effect on LMAs," and "--LMAs - Rights of Preemption and Termination" and (b) "BUSINESS OF SINCLAIR-- Federal Regulation of Television and Radio Broadcasting" insofar as such statements constitute a summary of material Communications Laws and material proceedings, fairly and in all material respects present the information contained under such captions in light of the circumstances in which such statements are made, and to the extent they constitute matters of law and legal conclusions under the Communications Laws, fairly and in all material respects accurately present the information contained under such captions in light of the circumstances in which such statements are made.

     Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

         (f) You shall have received on the Closing Date an opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Underwriters, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, with respect to the matters agreed upon. In addition, such opinion shall also state the following: In the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel participated in conferences with certain of the officers and representatives of, and the independent public accountants for, the Company, at which the Registration Statement and the Prospectus were discussed. Between the date of effectiveness of the Registration Statement and the time of delivery of such opinion, such counsel attended additional conferences with certain of the officers and representatives of the Company, at which the contents of the Prospectus were discussed to a limited extent. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel is not passing upon or assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus as of its effective date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein in light oing. Also, subject to the foregoing, no facts have come to such counsel's attention in the course of proceedings described in the second sentence of this paragraph that cause such counsel to believe that the Prospectus, at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. Such counsel express no view or belief, however, with respect to financial statements, notes or schedules thereto or other financial information included in or omitted from the Registration Statement or Prospectus.

     In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the federal law of the United States, the law of the State of New York, and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Company and the Subsidiaries and certificates of public officials.

         (g)  You  shall   have   received   letters   addressed   to  you,   as
Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Arthur

Andersen LLP, Ernst & Young LLP, KPMG Peat Marwick and Price Waterhouse LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

         (h) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the sh (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 10(h) and in Section 10(i) hereof.

         (i) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements contained in this Agreement and required to be performed or complied with by it hereunder at or prior to the Closing Date.

         (j) Each of Thomas & Libowitz, P.A. and Wilmer, Cutler & Pickering shall have delivered to you a signed copy of the opinion rendered by such counsel pursuant to the Common Unate of such opinion stating that you may rely on such opinion as if it were addressed to you.

         (k) The Company shall have entered into an amendment to the Bank Credit Agreement (as defined in the Prospectus) previously submitted to the Underwriters and in form and substance satisfactory to them which permits the transactions contemplated hereby and the use of the proceeds of such transactions as described in the Prospectus.

         (l) The Company shall have furnished to you "lock-up" letters, in form and substance satisfactory to you, signed by each of its current officers and directors and each of its stockholders designated by you.

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel.

     Any certificate or document signed by any officer of the Company or any Attorney-in-Fact or any Selling Stockholder and delivered to you, as the several Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (g) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c), (d) and
(f) shall be revised to reflect the sale of Additional Shares.

     9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statement the Prepricing Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prepricing Prospectus, the Prospectus, and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the Blue Sky Memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Preferred Stock under the Exchange Act and the listing of the Shares on the Nasdaq National Market; (vi) the lodging, meals and expenses incurred by or on behalf of Company officers in connection with presentations to prospective purchasers of the Shares; (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees and expenses of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); and
(viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

     10. Effective Date of Agreement. This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effeo to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company.

     If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc. to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter is obligated, but fails or refuses, to purchase.

     Any notice under this Section 10 may be given by fax, telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     11. Termination of Agreement. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) trading in the Class A Common Stock on the Nasdaq National Market shall have been suspended or materially limited,
(iii) a general moratorium on commercial banking activities in New York or Maryland shall have been declared by either federal or state authorities, or
(iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such ait, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Company by fax., telegram, telecopy or telephone and shall be subsequently confirmed by letter.

     12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside cover page, and the statements in the first, third and seventh paragraphs under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

     13. Miscellaneous. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 2000 West 41st Street, Baltimore, Maryland 21211, Attention: David D. Smith, President, with a copy to Thomas & Libowitz, P.A., 100 Light Street, Suite 1100, Baltimore, Maryland 21202, Attention: Steven A. Thomas, Esq., with a copy to Wilmer, Cutler & Pickering, 2445 M Street, Washington, D.C. 20037,
Attention: John B. Watkins, Esq.; or (ii) if to you, as the several Underwriters, c/o Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division, with a copy to Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004,
Attention: Valerie Ford Jacob, Esq.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers,r respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term
"successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

     14. Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                               Very truly yours,

                                               SINCLAIR BROADCAST GROUP, INC.


                                               By:/s/ David B. Amy
                                                  ---------------------------
                                                  Name: David B. Amy
                                                  Title: Chief Financial Officer

Confirmed as of the date first above mentioned.

SMITH BARNEY INC.
BT ALEX. BROWN INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON BROTHERS INC
CHASE SECURITIES INC.
FURMAN SELZ LLC

By SMITH BARNEY INC.


By: /s/ Michael E. Anderson
   ------------------------

                                   SCHEDULE I

                         SINCLAIR BROADCAST GROUP, INC.


                    Underwriter                         Number of Firm Shares

Smith Barney Inc.                                              637,500
BT Alex. Brown Incorporated                                    637,500
Credit Suisse First Boston Corporation                         637,500
Salomon Brothers Inc                                           637,500
Chase Securities Inc.                                          225,000
Furman Selz LLC                                                225,000

                                                        ---------------------
                                                Total:       3,000,000

                                   EXHIBIT A

                         SINCLAIR BROADCAST GROUP, INC.



Chesapeake Television, Inc.
Chesapeake Television Licensee, Inc.
Cresap Enterprises, Inc.
FSF-TV, Inc.
KABB Licensee, Inc.
KDNL Licensee, Inc.
KDSM, Inc.
KDSM Licensee, Inc.
KSMO, Inc.
KSMO Licensee, Inc.
KUPN Licensee, Inc.
SCI-Indiana Licensee, Inc.
SCI-Sacramento Licensee, Inc.
Sinclair Capital (Delaware statutory trust)
Sinclair Communications, Inc.
Sinclair Radio of Albuquerque, Inc.
Sinclair Radio of Albuquerque Licensee, Inc.
Sinclair Radio of Buffalo, Inc.
Sinclair Radio of Buffalo Licensee, Inc.
Sinclair Radio of Greenville, Inc.
Sinclair Radio of Greenville Licensee, Inc.
Sinclair Radio of Los Angeles, Inc.
Sinclair Radio of Los Angeles Licensee, Inc.
Sinclair Radio of Memphis, Inc.
Sinclair Radio of Memphis Licensee, Inc.
Sinclair Radio of Nashville, Inc.
Sinclair Radio of Nashville Licensee, Inc.
Sinclair Radio of New Orleans, Inc.
Sinclair Radio of New Orleans Licensee, Inc.
Sinclair Radio of St. Louis, Inc.
Sinclair Radio of St. Louis Licensee, Inc.
Sinclair Radio of Wilkes-Barre, Inc.
Sinclair Radio of Wilkes-Barre Licensee, Inc.
Sinclair Communications of Kentucky, Inc.
Sinclair Communications of Oklahoma, Inc.
Superior KY License Corp.
Superior OK License Corp.

Tuscaloosa Broadcasting, Inc.
WCGV, Inc.
WCGV Licensee, Inc.
WDBB, Inc.
WLFL, Inc.
WLFL Licensee, Inc.
WLOS Licensee, Inc.
WPGH, Inc.
WPGH Licensee, Inc.
WSMH, Inc.
WSMH Licensee, Inc.
WSTR, Inc.
WSTR Licensee, Inc.
WSYX, Inc.
WTTE, Channel 28, Inc.
WTTE, Channel 28 Licensee, Inc.
WTTO, Inc.
WTTO Licensee, Inc.
WTVZ, Inc.
WTVZ Licensee, Inc.
WYZZ, Inc.
WYZZ Licensee, Inc.